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                                                                   Exhibit 10.25


                                                                      [IBM LOGO]

                                                                5600 Cottle Road
                                                         San Jose, CA 95193 0001
August 6, 2001

Mr. Patrick Johnston
OEM Sales Executive
Brocade Communications Systems, Inc.
1901 Guadalupe Parkway
San Jose, CA  95131

Subject:  Amendment 1 to IBM/Brocade Goods Agreement ROC-P-68

Dear Patrick:

This letter serves as Amendment Number 1 to Goods Agreement ROC-P-68 (the "Agreement") which the parties hereto do mutually agree to amend as follows:

    1.  Modify the first paragraph to read as follows:

        "This Agreement dated as of April 15, 1999 ("Effective Date"), between International Business Machines Corporation ("Buyer"), and Brocade Communications Systems, Inc., establishes the basis for a multinational procurement relationship under which Buyer may purchase from Supplier the Products and Services which are described in SOWs issued under this Agreement."

    2. Section 14.6, Exchange of Information, delete the third sentence in its entirety and replace with the following:

        "Neither party will issue any press releases, public statements, or publicly disclose the existence of or the terms contained in this Agreement unless they have received the prior written approval of the other party. The foregoing shall not prohibit either party from disclosing such information if required by law or regulation provided they notify the other party prior to such disclosure in order to provide the other party with opportunity to seek an appropriate protective order."

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Karen Takahashi at 5600 Cottle Road, San Jose, California 95193.

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date"). The terms and conditions of this Agreement, as amended hereunder, shall apply to all activities performed under the Agreement after the Effective Date. All activities performed under this Agreement prior to the Effective Date shall be governed by the terms and conditions of the then-current Agreement.

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Agreement. All other terms and conditions of the Agreement that are


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                                                                   Exhibit 10.25

unaffected by the revisions described in this amendment shall remain in full force and effect. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

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
ACCEPTED AND AGREED TO:                            ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES CORPORATION        BROCADE COMMUNICATIONS SYSTEMS, INC.


By: _______________________________________        By: _______________________________________
Authorized Signature           Date                Authorized Signature           Date



___________________________________________        ___________________________________________
Type or Print Name                                 Type or Print Name



___________________________________________        ___________________________________________
Title & Organization                               Title & Organization
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